CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Thomas Tze Khern Yeo, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

1.

the quarterly report on Form 10-Q of SGB International Holdings Inc. for the period ended June 30, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of SGB International Holdings Inc.

August 15, 2011	/s/ Thomas Tze Khern Yeo
Thomas Tze Khern Yeo
Chief Financial Officer and Corporate Secretary
(Principal Financial Officer and
Principal Accounting Officer)